Exhibit 10.13
    VIA FACSIMILE (619) 522-8997 & REGULAR MAIL

    Mr. John M. McGinnis
    4320 LaJolla Village Drive, #255
    San Diego,  CA 92122

      Dear John:

               This will confirm our agreement regarding an extension of your amended promissory note.

           1. The terms of your amended promissory note will be extended until December 31,1998 under the terms required by the national Association of security Dealers.

           2. Butterwings Entertainment Group will pay you the sum of $6,000.00 monthly, beginning January 1, 1998 and continuing on the first of each month thereafter until December 31, 1998 or the effective date of Butterwings' Initial Public Offering, whichever comes first.

           3. On the Effective Date of our initial Public Offering, Butterwings will pay you the sum of $100,000.00, in addition to the sums payable under your amended promissory note and any stock or warrants to which you are entitled under our agreement

           4.
                  In consideration of these payments, you agree to forehear from the enforcement of any remedies provided in the letter of September 11, 1997 until December 31, 1998 9in the event that the Initial Public Offering is not consummated). In addition, the payments provided herein are in lieu of any other cash payments provided in that letter

              5. With each payment pursuant to paragraph 2 hereof, Butterwings will provide two pounds of Mrs. Field's chocolate chip cookies.

Accepted:                                             Accepted:
---------------------                               ----------------------
John M. McGinnis                                      Kenneth B. Drost

Subscribed and sworn to before me this 8th day of January,  1998

                                           SUSAN R. ANTARIA
                                             NOTAAY PU8L]C.  STATE OF ILLINOIS
                                             MY commission Expires @in-M
2345 Pembroke Avenue a Suite B a Hoffman Estates IL 60195
Voice: 847-925-0925 Fm 847.9251265